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                                                                  EXHIBIT 10.6

                              TBM HOLDINGS, INC.


                  $5.00 Warrant for the Purchase of Shares of
                      Common Stock of TBM Holdings, Inc.


      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY STATE SECURITIES LAWS, BUT HAS BEEN ISSUED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL EITHER (I) THE HOLDER HEREOF SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION THEREOF UNDER THE ACT IS NOT REQUIRED OR (II) A REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT THERETO SHALL HAVE BECOME EFFECTIVE UNDER THE ACT.


No. ___



            FOR VALUE RECEIVED, TBM HOLDINGS, INC., a Florida corporation (the "Company"), hereby certifies that ________________________ (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company in the aggregate, at the times specified herein prior to the Expiration Date, a number of shares of the fully paid and nonassessable shares of Common Stock equal to the number of Warrant Shares, at a purchase price per share equal to the Exercise Price. On the Expiration Date, this Warrant shall expire and become void. The number of Warrant Shares are subject to adjustment from time to time as hereinafter set forth.

            1. Definitions. The following terms, as used herein, have the following meanings:

            "Affiliate" means a Person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or under common control with a Person.

            "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the State of Connecticut are required or authorized by law to close.


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            "Common Stock" means the common stock, par value $0.001 per share, of the Company.

            "Duly Endorsed" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exercise Date" means the date that is one hundred eighty days from the date of the Operating Acquisition.

            "Exercise Price" means $5.00 per share of the Warrant Shares.

            "Expiration Date" means June 15, 2009.

            "Person" means an individual, partnership, corporation, trust, limited liability company, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

            "Operating Acquisition" means the Company's first acquisition of an operating company after the date hereof.

            "Securities Act" means the Securities Act of 1933.

            "Warrant Shares" means 31,290 shares of Common Stock of the Company, subject to adjustment from time to time as provided herein.

            2.    Exercise of Warrant.

                  (a) Subject to the terms and conditions hereof, the Holder is entitled to exercise this Warrant in whole at any time or in part from time to time after ten days' prior written notice to the Company given after the Exercise Date and prior to the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day, by presentation and surrender hereof to the Company with the Exercise Subscription Form annexed hereto (the "Exercise Subscription Form"), duly executed and accompanied by proper payment of the Exercise Price for the number of Warrant Shares specified in such form.

                  (b) At the option of the Holder, the Exercise Price may be paid in cash or by wire transfer of immediately available funds to an account designated by the Company upon receipt of the Exercise Subscription Form or by certified or official bank check or bank cashier's check payable to the order of the Company, or by any combination of such cash, wire


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transfer or check.  In addition, the Company shall permit all or part of the
Exercise Price to be paid with previously owned shares of Common Stock at the option of the Holder. Upon receipt by the Company of this Warrant and the Exercise Subscription Form, together with the applicable Exercise Price, at the Company's office designated for such purpose (which office initially shall be that set forth in Section 11 below), in proper form for exercise, the Holder shall be deemed to be the holder of record of that number of the Warrant Shares deliverable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes of the United States or any state thereof payable in respect of the issue or delivery of such Warrant Shares. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares to a person other than the registered Holder hereof, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

                  If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant of the same tenor and for the unexercised number of Warrant Shares which was not surrendered shall be executed by the Company. The Company shall register the new Warrant in the name of the Holder and deliver the new Warrant to the Holder.

                  Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant appropriate evidence of ownership of any shares of Common Stock to which the Holder is entitled, registered or otherwise placed in, or payable to the order of the Holder or its nominee, and shall deliver such evidence of ownership to the Holder or its nominee, together with an amount in cash in lieu of any fraction of a share as provided in Section 5 below.

            3. Restrictive Legend. Certificates representing any Warrant Shares shall bear such restrictive legend as may, in the opinion of the Company, be necessary or appropriate in light of the fact that such Warrant Shares were not sold in a transaction registered under the Securities Act or any state securities law.

            4. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.


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            5.    Fractional Shares.  No fractional shares or scrip
representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Exercise Price.

            6. No Transfer or Sale of Warrant; Loss of Warrant. Neither this Warrant nor any rights hereunder shall be transferred or sold by the Holder other than (i) by will or the laws of descent and distribution, or
(ii) to Affiliates, and any such transfer or sale shall be void and have no force or effect.

            Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. All expenses and reasonable charges associated with procuring such indemnity and all stamp tax and other governmental duties that may be imposed in relation to any such substitution shall be borne by the Holder. The provisions of this Section 6 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of this Warrant if mutilated, lost, stolen or destroyed.

            7. Rights of the Holder. Prior to the exercise of this Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company including, without limitation, the right to vote, to receive dividends or other distributions or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

            8. Adjustment Provisions. The number of Warrant Shares shall be subject to change or adjustment as follows:

                  (a) Stock Dividends, Subdivisions, Combinations. In case the Company shall (i) pay a dividend on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding Common Stock, or (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock, then the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to the record date fixing shareholders to be affected by such event shall be adjusted so that the Holder of this Warrant shall thereafter be entitled to receive that kind and number of shares of Common Stock or other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 8 shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.


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                  (b)   Reorganization or Reclassification.  In case of any
capital reorganization or any reclassification of the capital stock of the Company (whether pursuant to a merger or consolidation or otherwise), or in the case of any sale, lease or conveyance of all, or substantially all, of the property, assets, business, and goodwill of the Company as an entity, this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property receivable upon such capital reorganization or reclassification of capital stock or sale of assets, as the case may be, by a holder of the number of shares of Common Stock into which this Warrant would have been exercisable immediately prior to such capital reorganization or reclassification of capital stock; and, in any case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

                  (c) Additional Capital Contributions. In the event the Company shall offer for sale an additional 1,000,000 shares of Common Stock at $5.00 per share within ten (10) days of signing a letter of intent relating to the Operating Acquisition then appropriate adjustment shall be made to the number of Warrant Shares which may be purchased under this Agreement.

                  (d) Issuance of Capital Stock in Connection with Operating Acquisition. In the event the Company shall issue additional shares of its capital stock as consideration for the Operating Acquisition, then appropriate adjustment shall be made to the number of Warrant Shares which may be purchased under this Agreement.

                  (e) Other Action Affecting Capital Stock. In case at any time or from time to time the Company shall take any action affecting its capital stock as such, other than an action described in any of the foregoing clauses (a), (b), (c) and (d), then, unless the Board of Directors of the Company reasonably determines in good faith that such action will not have a materially adverse effect upon the rights of the Holder of the Warrants, the number of Warrant Shares shall be adjusted in such manner and at such time as the Board of Directors of the Company may reasonably and in good faith determine to be equitable in the circumstances.

                  (f) Notice of Adjustment. Whenever the number of Warrant Shares is adjusted, the Company will forthwith cause a notice stating the adjustment. Such notice shall show in detail the facts requiring such adjustment.

            9.    Liquidation.

                  (a) Liquidating Dividends. If the Company declares or pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned


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surplus (determined in accordance with generally accepted accounting principles, consistently applied) except (i) for a stock dividend payable in shares of Common Stock or (ii) a return of capital to investors in the event the Company does not acquire an operating company within two years of the date hereof (a "Liquidating Dividend"), it will give written notice by registered mail, at least twenty (20) Business Days prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which record holders of Common Stock entitled to such Liquidating Dividend is determined. Such notice shall state that the Company proposes to make a Liquidating Dividend, the date on which holders entitled to receive the Liquidating Dividend will be determined and the approximate amount of the Liquidating Dividend which the Company expects to make.

            10.   Registration Rights.

                  (a) Piggyback Registration. If, at any time the Company proposes to register any of its securities under the Securities Act other than the proposed Registration Statement on Form SB-2 or other similar successor forms to register certain creditor options and (other than pursuant to Form S-4 or Form S-8 or similar successor forms) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Holder of the Warrant Shares of its intention to do so. If the Holder of the Warrant Shares notifies the Company within twenty (20) days after receipt of any such notice of its desire to include any such securities in such proposed registration statement, the Company shall afford the Holder of the Warrant Shares the opportunity to have any such Warrant Shares registered under such registration statement; except that if the managing underwriter advises the Company that the inclusion of all Warrant Shares held by the Holder proposed to be included in such registration would interfere with the successful marketing (including pricing) of the securities proposed to be registered by the Company, then the securities to be included in such registration shall be included in the following order:

                  (i) first, the securities proposed to be included in such registration by the Company; and

                  (ii) second, the Warrant Shares held by the Holders requested to be included in such registration.

                  Notwithstanding the provisions of this Section 10, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 10 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.


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                  (b)   Covenants of the Company With Respect to
Registration. In connection with any registration under this Section 10, the Company covenants and agrees as follows:

                  (i) The Company shall use its best efforts to have any registration statements declared effective at the earliest possible time and shall furnish the Holder desiring to sell Warrant Shares such number of prospectuses as shall reasonably be requested.

                  (ii) The Company shall pay all costs, fees and expenses in connection with all registration statements filed pursuant to this Section 10 (excluding fees and expenses of Holder's counsel and any underwriting or selling commissions), including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses.

                  (iii) The Company will take all necessary action which may be required in qualifying or registering the Warrant Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                  (iv) The Company shall indemnify the Holder of the Warrant Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement to the same extent and with the same effect as the provisions pursuant to which the Company agrees to indemnify its managing underwriters, if any.

                  (v) The Holders of the Warrant Shares to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 (a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement.

                  (vi) Nothing contained in this Agreement shall be construed as requiring the Holders to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.


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                  (vii) The Company shall furnish to each Holder
participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

                  (viii) The Company shall deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and shall permit each Holder to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the NASD. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any Holder shall reasonably request.

            11. Notices. Any notice, demand or delivery authorized by this Warrant shall be in writing and shall be given to the Holder or to the Company, as the case may be, at its address (or facsimile number) set forth below, or such other address (or facsimile number) as shall have been furnished to the party giving or making such notice, demand or delivery:

If to the Company:            TBM Holdings, Inc.
                              136 Main Street
                              Westport, Connecticut  06880
                              Attn:  William A. Schwartz

If to the Holder:



Each such notice, demand or delivery shall be effective (i) if given by facsimile transmission, when such transmission to the facsimile number specified herein and the appropriate answerback


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is received, or (ii) if given by U.S. mail, 72 hours after such communication is deposited in the U.S. mails certified or registered mail, return receipt requested with first class postage prepaid addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified herein.

            12. Applicable Law. This Warrant and all rights arising hereunder shall be construed and determined in accordance with the internal laws of the State of Connecticut, and the performance thereof shall be governed and enforced in accordance with such laws.

            13. Amendments; Waivers. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective.
No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

            IN WITNESS WHEREOF, the Company has duly caused this Warrant to be executed by its duly authorized officer and to be dated as of _____________, 1999.

                                    TBM HOLDINGS, INC.


                                    By:
                                       -------------------------
                                       Name:
                                       Title:



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                          EXERCISE SUBSCRIPTION FORM


                (To be executed only upon exercise of Warrant)



To:  TBM Holdings, Inc. (the "Company")



      Reference is made to the Warrant issued to the undersigned by the Company dated ________________, 1999 (the "Warrant").

      1. The undersigned hereby irrevocably elects to exercise the Warrant for the purchase of ____________ shares of common stock, par value $0.001 per share, of the Company (the "Common Stock") at $5.00 per share of Common Stock and herewith makes payment of $____________ (such payment being made in cash or by wire transfer to an account to be designated by the Company upon receipt of this Exercise Subscription Form or by certified or official bank or bank cashier's check payable to the order of the Company), all on the terms and conditions specified in the within Warrant, and surrenders the Warrant and all right, title and interest therein to the Company.

      2. The undersigned requests that a certificate for the shares of Common Stock deliverable upon the exercise of this Warrant be registered or placed in the name of ______________________________________ whose address is
_______________________________________________ and that such certificate be delivered to ____________________ whose address is _________________________ .

      3. If the number of shares of Common Stock deliverable upon the exercise of this Warrant is less than all of the Warrant Shares (as defined in the Warrant) purchasable under the Warrant, the undersigned requests that a new Warrant representing the remaining balance of the Warrant Shares be registered in the name of the undersigned and that such Warrant be delivered to the undersigned at the address set forth below.


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Date:
     -----------------------

                                    HOLDER


                                    By:
                                       ----------------------
                                       Name:
                                       Title:

                                    [ADDRESS]

                                    (Signature must conform in all respects
                                    to the name of holder as specified on the face of the Warrant.)




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